UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2013

Item 1. Report to Shareholders

Maryland Tax-Free Money Fund	August 31, 2013

The views and opinions in this report were current as of August 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Maryland tax-free municipal bond prices declined in the six-month period ended August 31, 2013, as interest rates rose across all fixed income markets. Intermediate- and long-term municipal and Treasury bond prices fell as Federal Reserve officials clarified their intention to moderate the Fed’s asset purchases later this year—if the economy evolves in line with the central bank’s projections. Shorter-term securities held up somewhat better but struggled as cash flowed out of the municipal bond market. Lower-quality Maryland municipals generally underperformed higher-quality issues. Although their absolute returns were disappointing, the T. Rowe Price Maryland Tax-Free Funds performed in line with or better than their benchmarks in the first half of our fiscal year.

MARKET ENVIRONMENT

The U.S. economy grew at a 2.5% pace in the second quarter of 2013, overcoming the headwinds stemming from the higher tax rates and federal spending reductions that took effect in the first quarter. The housing recovery continues to gain momentum, inflation remained low amid a pullback in commodity prices, and employment growth is improving slowly. However, the national unemployment rate—measured at 7.3% in August—is still elevated. We believe economic growth in the months ahead will remain moderate.

To support the recovery, the Federal Reserve kept short-term interest rates very low and continued buying $45 billion in Treasuries and $40 billion in agency mortgage-backed securities every month to suppress longer-term rates. However, the Fed is poised to begin tapering its asset purchases later this year if the recovery stays on track. Based on the Fed’s current forecast, asset purchases will cease around mid-2014.

Bond yields rose across both the Treasury and high-quality municipal yield curves in anticipation of reduced Fed stimulus, but long-term municipal yields rose more than long-term Treasury yields, which is unusual. In fact, the municipal yield curve is historically steep: High-quality, 30-year municipal yields are at least 400 basis points (four percentage points) greater than high-quality munis maturing in two years or less. On a relative basis, this has increased the attractiveness of long-term, tax-free bonds as an alternative for fixed income investors. As of August 31, the 4.45% yield offered by a 30-year, tax-free bond rated AAA was about 120% of the 3.70% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 6.18% to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Year-to-date municipal issuance totaled about $228 billion, according to The Bond Buyer. Issuance had been picking up in early 2013, but the sharp increase in bond yields since late April reduced new issuance moderately. Formerly brisk demand for municipal securities evaporated in the last few months as rising rates, bond losses, and credit concerns in certain parts of the muni market prompted investors to lock in gains after more than two years of solid performance. While austerity-minded state and local government leaders remain conservative about adding to indebtedness—which we consider to be supportive and will likely keep 2013 issuance below last year’s level—additional cash flows out of municipal bond portfolios could continue to weigh on the market.

## When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a new net investment income tax taking effect in 2013, in which a 3.8% tax will be imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

**Tax-Exempt Yields and Taxable-Equivalent Yields**

| Tax-Exempt Yields | Taxable-Equivalent Yields | | | | | |
|---|---|---|---|---|---|---|
| | Your Federal Marginal Tax Bracket | | | | | |
| | 25.0% | 28.0% | 33.0% | 36.8%** | 38.8%** | 43.4%** |
| 1.0% | 1.3% | 1.4% | 1.5% | 1.6% | 1.6% | 1.8% |
| 1.5 | 2.0 | 2.1 | 2.2 | 2.4 | 2.5 | 2.7 |
| 2.0 | 2.7 | 2.8 | 3.0 | 3.2 | 3.3 | 3.5 |
| 2.5 | 3.3 | 3.5 | 3.7 | 4.0 | 4.1 | 4.4 |
| 3.0 | 4.0 | 4.2 | 4.5 | 4.8 | 4.9 | 5.3 |
| 3.5 | 4.7 | 4.9 | 5.2 | 5.5 | 5.7 | 6.2 |
| 4.0 | 5.3 | 5.6 | 6.0 | 6.3 | 6.5 | 7.1 |
| 4.5 | 6.0 | 6.3 | 6.7 | 7.1 | 7.4 | 8.0 |
| 5.0 | 6.7 | 6.9 | 7.5 | 7.9 | 8.2 | 8.8 |

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

*Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.*

Since the 2007–2009 recession, most states have acted responsibly by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the pattern has been historically slow and uneven, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits. In mid-July, Detroit filed for Chapter 9 bankruptcy protection in federal court, but we do not believe that this is evidence of a systemic breakdown in municipal credit fundamentals. On the other hand, the deteriorating fiscal situation in the Commonwealth of Puerto Rico, as highlighted in the media, could pose a greater risk to the broader muni market. While the Maryland bond funds were significantly underweight in Puerto Rico debt versus their peer groups—holding only sales tax-backed and public power bonds and no general obligations (GOs) or appropriations-backed debt—we are following the situation closely.

Municipal bond performance in the last six months reflected a sharp increase in interest rates and a reduction in market liquidity amid broad selling. In terms of sectors, GOs held up slightly better than revenue bonds. We prefer bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, special tax and industrial revenue were two of the weakest sectors. Health care-related issues also fared poorly, and we are becoming increasingly selective among hospital revenue bonds, as new issue supply and some credit concerns are weighing on the sector. Housing revenue bonds were helped by the residential real estate recovery but still declined moderately.

MARYLAND MARKET NEWS

Maryland’s economic profile remains solid compared with other states. Marylanders are relatively prosperous—per capita personal income represented 122% of the national average in 2012 (latest available data), ranking it fifth in the nation. The state’s unemployment rate was 7.1% in July 2013, which was below the 7.4% national unemployment rate at that time. However, Maryland’s employment base grew only modestly over the past year, at a pace slightly less than the national average of 1.6%.

The state’s finances are stabilizing. General fund revenues dropped almost 9% during the recession, but they have started to climb. In the latest audited fiscal year ended June 30, 2012, Maryland’s general fund receipts were 7% ahead of where they were in the prior year. However, expense pressures led to a bottom-line loss of 1% in fiscal year 2012 compared with a modest surplus in 2011. For fiscal year 2013, general fund receipts grew 6% from the previous year, which was in line with expectations. The state has always maintained a good cushion in its rainy day fund—on June 30, 2012, Maryland’s reserve fund held $674 million, representing a solid 4.8% of general fund revenues. The state has balanced its budget for 2014, and it was passed on time.

Maryland’s debt load is above the national average. According to Moody’s 2013 State Debt Medians, the state’s debt burden, at $10.6 billion, is in the upper third when measured by debt per capita and only modestly better when measured on a debt-to-personal income basis. Debt service as a percentage of the budget remained manageable at 3.5% in fiscal year 2012. However, as of June 30, 2012, Maryland’s State Employees Retirement and Pension System was funded at 66% on an actuarial basis, while the Teachers Plan was only 59% funded. Maryland’s practice of not fully funding its retirement contributions has led to a rise in its unfunded pension liability. As a result, Maryland faces fairly heavy unfunded liabilities for its pension and benefits plans, at $18 billion and $9 billion, respectively. Various modifications to benefits under these programs have been proposed to reduce liabilities and improve funding, and some have recently been adopted. We are closely monitoring these developments.

Maryland has a long history of responsible stewardship and prudent financial management. The state’s general obligation bonds are rated Aaa, AAA, and AAA by Moody’s Investors Service, Standard & Poor’s, and Fitch, respectively. All three rating agencies maintain stable outlooks.

PORTFOLIO PERFORMANCE AND STRATEGY REVIEW

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2013, in line with the Lipper Other States Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the federal funds target range of 0.00% to 0.25%.

Over the last six months, yields in all sectors of the money market have continued their slow drift lower, pulled inexorably toward the federal funds rate, which currently averages less than 0.10%. Supply in most sectors of the money market is down, helping, in part, to explain the decreasing yields. In taxable markets, corporations are awash with cash and banks have plenty of deposits, reducing their need to access the money markets. Municipal issuers—like their taxable counterparts—have, until recently, found financing in the longer-term bond market more attractive due to the overall low level of rates. At the same time, assets in money funds remain fairly stable.

As mentioned, yields across all money market sectors have drifted lower. For example, the yield on three-month Treasury bills fell 10 basis points (0.10%) during the past six months and ended the period at 0.02%. In the Maryland money market, rates range from around five basis points for overnight maturities to around 19 basis points for notes maturing in one year. During the period, the money market yield curve, which is a graphic depiction of the relationship between yields and maturity dates for a similar set of securities, steepened a few basis points as yields on maturities of less than 90 days moved lower, and yields on issues with one-year maturities were relatively unchanged. This move lower in short-term muni yields was due in part to continued crossover buying from taxable money market funds, which find the structure and yield of municipal variable rate demand notes attractive. Although yields in the long-term municipal market have risen significantly, one-year and shorter-maturity securities have remained firmly anchored at low levels.

As always, our investment selection focuses on securities with the highest credit quality. Thus, we favor and maintain an overweight to sectors including rated GOs, housing, hospitals, and higher education. Some issuers in these sectors include Montgomery County Housing Opportunity Commission, Howard Hughes Medical Center, and Johns Hopkins University. The fund also has recently added to its allocation in prerefunded bonds (these tend to be longer-maturity bond issues that have been refinanced and their repayment secured by escrowed Treasury bonds). Bank liquidity providers, including JPMorgan Chase, Wells Fargo, U.S. Bank, and the Federal National Mortgage Association, support issuers by guaranteeing repayment of short-term debt and continue to play a big part in the financing of short-term municipal debt. The banking sector’s health has improved significantly over the past five years, and regulatory requirements have helped strengthen their credit profile. Still, the supply of bank liquidity in the municipal money market remains limited. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

In June 2013, the Securities and Exchange Commission (SEC) proposed further changes to the regulations governing money market funds. Comments on these proposals were accepted by the SEC until September 17, 2013. We do not expect new regulations to become final until late 2014, and we think that the SEC will grant a substantial amount of time for money fund managers to implement any changes.

While the long-term muni market will likely continue to react to the prospects for Fed tapering, the municipal money markets should remain anchored by the fed funds target rate, and we don’t expect any change there until sometime in 2015. Therefore, yields will likely remain range-bound for the foreseeable future. Given this outlook, we continue to target investments that are at the long end of our permissible weighted average maturity range. As always, we remain committed to managing a high-quality diversified portfolio with our primary focus on liquidity and stability of principal.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned -0.39% for the six-month period ended August 31, 2013. The fund’s net asset value remained relatively stable but ended the reporting period slightly lower at $5.20. Dividend income per share contributed $0.02 to the fund’s return for the six-month period. Although we are disappointed to report a loss for the period, we outperformed our benchmark, the Lipper Short Municipal Debt Funds Average. The factors that contributed to our outperformance included our focus on Maryland bonds, which are generally very high quality, the portfolio’s short-maturity objective and our reluctance to reach for yield in longer-term and lower-quality holdings, and our below-average fees.

Over the last several years, yields on short-term Maryland debt declined dramatically. Despite the historically low yields, investor demand for short-term munis remained strong, driving yields still lower. However, in the past six months, Maryland bond yields reversed course and climbed, benefiting the fund’s 30-day SEC yield, which rose to 0.38% at the end of the reporting period. Our investment strategy was little changed; we managed the portfolio’s average maturity and duration (a measure of the portfolio’s interest rate sensitivity) to be close to that of the benchmark and a bit shorter than our Lipper peer group average, which helped our relative performance, as did owning high-quality Maryland bonds. As noted in the Market Environment section, short-term and high-quality bonds outperformed long-term and lower-quality issues, respectively.

As the reporting period progressed, we significantly added to our holdings in bonds maturing in less than two years. We funded the allocation shift with proceeds from maturing securities and the sale of longer-maturity holdings. We also benefited from our decision to reduce our already low exposure to bonds issued by the Commonwealth of Puerto Rico—at the end of February 2013, our two Puerto Rico bond positions accounted for approximately 1% of the portfolio. In March, we sold one of the positions based on credit concerns, and the other holding matured in July. We have limited opportunities to buy lower-rated, high-yielding Maryland debt given the state’s high-quality rating, and investment-grade issues represented 99% of the portfolio at the end of the period. Over the past six months, we increased our exposure to AAA and AA rated bonds to 81% from 77%, and correspondingly decreased holdings in A and BBB securities to 18% from 22%.

Given that the yield on virtually all short- and intermediate-term Maryland securities has fallen to very low levels, we opted to add to our holdings in longer-maturity state and local GOs to generate additional current income. The shift benefited the portfolio’s overall credit quality, and, at the same time, we were careful not to increase the portfolio’s interest rate risk as measured by the fund’s weighted average maturity and duration characteristics. Revenue bonds continue to account for a large portion of the portfolio, and we intend to add to holdings in lower-rated categories if and when the opportunity presents itself. However, at this time, there is minimal availability in lower-rated Maryland credits.

Short-term Maryland bond yields remain at very low levels, anchored by the Fed’s zero interest rate policy. Additionally, the central bank has stated that it intends to keep short-term rates extremely low into 2015. However, we believe that there is a risk that the market will begin to anticipate a change in the Fed’s outlook, pushing short-term rates higher sooner than expected. That said, tepid economic growth and benign inflation should keep the Fed from increasing short-term rates at least for the next 12 months. In this environment, we believe the T. Rowe Price Maryland Short-Term Tax-Free Bond Fund is an attractive investment relative to a low-yielding money market fund. As always, our unwavering focus is on providing tax-exempt income for Maryland residents while allowing only moderate fluctuation in principal.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned -6.17% for the six-month period ended August 31, 2013. While we are disappointed with the portfolio’s absolute return, we modestly outperformed our Lipper peer group average. Dividend income per share, which totaled $0.20 for the past six months, was not sufficient to offset the fund’s share price decline. The fund’s net asset value fell to $10.24 at the end of August from $11.12 six months earlier. However, our mix of maturities, sector strategy, and modest fees contributed to relative outperformance for the past six months, and your fund continued to compare favorably versus its competitors over the longer term.

As municipal yields rose sharply in the middle of our reporting period, we shifted to a more defensive mode, keeping cash reserves higher and reducing or eliminating holdings that we thought would be the most susceptible to a higher rate environment. While avoiding short-term losses in this type of market is not possible, our efforts to curtail interest rate risk—including selling some longer-term, low-coupon holdings—helped our relative returns.

We invested across the maturity and credit-quality spectrums over the past six months, although we mainly focused on longer-term bonds with maturities of 20 years and longer. We continued to add to our holdings in this part of the curve as yields rose because we believe that long-term bonds still represent the best values in our market. While these purchases detracted from our relative returns in the short run, we are confident that the higher income from these securities will bring good returns to our shareholders over the longer term.

We continued to add to our hospital holdings over the period. The health care sector remains one of our strategic long-term overweights. Hospitals across the nation are facing reimbursement pressures and narrowing margins, but we believe Maryland’s unique reimbursement structure and the higher yields in this sector more than compensate for the risk. Maryland has a number of well-managed hospitals that are important to their communities, and our in-depth credit research is the key underpinning of our security selection in this sector. Our most significant addition in the period was the University of Maryland Medical System. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

We virtually eliminated our already low exposure to Puerto Rico and other U.S. territories, as these localities face significant long-term financial challenges. This cautious positioning was an important contributor to our strong relative returns, as Puerto Rico bonds—whose interest income is exempt from federal and state taxes in all 50 states—were among the worst performers in the entire municipal market. Our minimal exposure reflects our credit research informing us of the commonwealth’s increasing long-term credit risks stemming from protracted economic weakness, chronic budget deficits, mounting debts, and underfunded pension plans.

While many professional municipal investors like us anticipated the inevitability of higher rates, the recent rapid increase in municipal rates caught all of us a bit by surprise. Nevertheless, no amount of defensive positioning would have prevented losses over this past period. While we are currently maintaining a defensive posture in the portfolio, we are mindful that interest rates can move in either direction. As such, we are still reinvesting income in longer-term securities so that we can continue to distribute high levels of income to our shareholders.

OUTLOOK

The decline in municipal bond prices has rattled some investors, but it does not represent a fundamental change in the nature, quality, or risk characteristics of the market. We continue to believe that it is a high-quality market, offering good investment opportunities for those with a long-term focus and attractive tax-free income—particularly for those in the highest tax brackets—in what is still a very low interest rate environment. The recent underperformance of long-term munis makes their nominal and taxable-equivalent yields even more attractive, as noted earlier, but if rates continue rising unabated and market outflows persist, further price declines are likely.

As mentioned above, we have been concerned about the potential for rising rates for some time. Our interest rate strategy and economics teams regularly make forward-looking projections of rates and yield curves, and these assessments are incorporated in our investment strategies. Given the potential for rates to rise further, we will remain careful with any investment shift that might materially increase our portfolios’ interest rate sensitivity. However, we believe further rate increases will be more modest than what we have seen in the last few months.

Irrespective of interest rate movements, the credit and economic environment for municipalities is likely to remain challenging. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persistent downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy weakens, municipalities would face even tougher challenges.

State and local government liabilities, such as pension benefits and health care costs, are a growing long-term concern. While most municipal governments are maintaining balanced budgets, fewer municipalities have addressed these longer-term liabilities meaningfully. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely. As for Detroit, we will be monitoring the bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise out of the case.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. Even as interest rates return to more normal levels, bonds will remain an important asset class, and we expect to continue finding good investment opportunities for long-term-oriented, income-seeking investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our long-term investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 19, 2013

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Barclays 3-Year State GO Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between two and four years.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: The dollar-weighted average maturity of a portfolio’s securities without taking into account interest rate reset dates for certain adjustable rate securities. It is a measure that reflects how a fund may react in periods when credit spreads are widening or liquidity conditions are tightening. In general, the longer the fund’s average life, the greater its exposure to interest rate fluctuations. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

**Financial Highlights** For a share outstanding throughout each period

| | 6 Months Ended 8/31/13 | Year Ended 2/28/13 | 2/29/12 | 2/28/11 | 2/28/10 | 2/28/09 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 1.00 | $ 1.00 | $ 1.00 | $ 1.00 | $ 1.00 | $ 1.00 |
| Investment activities | | | | | | |
| Net investment income(1) | –(2)(3) | –(2)(3) | –(2)(3) | –(2)(3) | –(2)(4) | 0.02 |
| Net realized and unrealized gain / loss | –(2) | –(2) | –(2) | –(2) | –(2) | –(2) |
| Total from investment activities | –(2) | –(2) | –(2) | –(2) | –(2) | 0.02 |
| Distributions | | | | | | |
| Net investment income | –(2) | –(2) | –(2) | –(2) | –(2) | (0.02) |
| **NET ASSET VALUE** | | | | | | |
| **End of Period** | **$ 1.00** | **$ 1.00** | **$ 1.00** | **$ 1.00** | **$ 1.00** | **$ 1.00** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return(5)** | **0.01%(3)** | **0.01%(3)** | **0.01%(3)** | **0.01%(3)** | **0.10%(4)** | **1.50%** |
| Ratio of total expenses to average net assets | 0.15%(3)(6) | 0.18%(3) | 0.22%(3) | 0.31%(3) | 0.48%(4) | 0.54% |
| Ratio of net investment income to average net assets | 0.01%(3)(6) | 0.01%(3) | 0.01%(3) | 0.01%(3) | 0.11%(4) | 1.53% |
| Net assets, end of period (in thousands) | $ 129,012 | $ 120,739 | $ 126,703 | $ 149,852 | $ 158,205 | $ 220,961 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Includes the effect of voluntary management fee waivers and operating expense reimbursements of 0.44%, 0.41%, 0.35% and 0.24% of average net assets for the periods ended 8/31/13, 2/28/13, 2/29/12 and 2/28/11, respectively (see Note 5).

(4) Includes the effect of participation fees related to the Treasury's Temporary Guarantee Program for Money Market Funds (0.03% of average net assets), and voluntary management fee waivers (0.08% of average net assets).

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(6) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

| | $ Par | Value |
|---|---|---|
| **OTHER COMMERCIAL PAPER 6.1%** | | |
| Howard County, GO, BAN, TECP, 0.09%, 9/11/13 | 2,600 | 2,600 |
| Maryland HHEFA, Johns Hopkins Univ., TECP, 0.10%, 9/5/13 | 2,000 | 2,000 |
| Montgomery County, GO, TECP, 0.08%, 9/5/13 | 2,000 | 2,000 |
| Montgomery County, GO, TECP, 0.09%, 9/6/13 | 1,300 | 1,300 |
| Total Other Commercial Paper (Cost $7,900) | | 7,900 |
| **OTHER MUNICIPAL DEBT 35.0%** | | |
| Anne Arundel County, Consolidated General Improvement, GO 3.00%, 4/1/14 | 740 | 752 |
| Anne Arundel County, Consolidated General Improvement, GO 3.50%, 4/1/14 | 700 | 713 |
| Anne Arundel County, Consolidated General Improvement, GO 5.00%, 3/1/14 | 200 | 205 |
| Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/14 | 525 | 539 |
| Anne Arundel County, Water & Sewer, GO, 2.50%, 4/1/14 | 200 | 202 |
| Anne Arundel County, Water & Sewer, GO, 5.00%, 3/1/14 | 125 | 128 |
| Baltimore County, GO, BAN, 1.50%, 2/24/14 | 500 | 503 |
| Baltimore County, GO, COP, 3.00%, 10/1/13 | 700 | 702 |
| Baltimore County, Health & Social Services Building, GO, COP 1.50%, 10/1/13 | 1,170 | 1,171 |
| Baltimore County, Metropolitan Dist. (74th Issue), GO 4.00%, 2/1/14 | 500 | 508 |
| Calvert County, Consolidated Public Improvement, GO 3.00%, 4/1/14 | 325 | 330 |
| Carroll County, Consolidated Public Improvement, GO 2.00%, 11/1/13 | 1,075 | 1,078 |
| Carroll County, Consolidated Public Improvement, GO 2.00%, 12/1/13 | 305 | 306 |
| Carroll County, Consolidated Public Improvement, GO 4.00%, 11/1/13 | 700 | 704 |
| Carroll County, Consolidated Public Improvement, GO 4.00%, 11/1/13 | 570 | 573 |

| | | |
|---|---|---|
| Carroll County, Consolidated Public Improvement, GO 4.00%, 12/1/13 | 330 | 333 |
| Carroll County, Consolidated Public Improvement, GO 5.00%, 11/1/13 | 200 | 202 |
| Charles County, Consolidated Public Improvement, GO 3.375%, 3/1/14 | 95 | 96 |
| Charles County, Consolidated Public Improvement, GO 4.00%, 3/1/14 | 185 | 188 |
| Charles County, GO, 3.00%, 7/15/14 | 1,280 | 1,311 |
| Charles County, GO, 4.00%, 3/1/14 | 1,520 | 1,548 |
| Frederick, Public Improvement, GO, 3.00%, 9/1/13 | 1,065 | 1,065 |
| Frederick County, Public Fac., GO, 2.00%, 5/1/14 | 500 | 506 |
| Frederick County, Public Fac., GO, 3.00%, 8/1/14 | 690 | 708 |
| Harford County, GO, 2.00%, 2/1/14 | 515 | 519 |
| Howard County, Consolidated Public Improvement, GO 4.00%, 2/15/14 | 1,445 | 1,470 |
| Howard County, Consolidated Public Improvement, GO 5.00%, 2/15/14 | 1,400 | 1,430 |
| Howard County, Public Improvement, GO, 5.00%, 4/15/14 | 200 | 206 |
| Howard County, Metropolitan Dist., GO, 5.00%, 8/15/14 | 175 | 183 |
| Maryland, GO, 5.00%, 2/15/14 | 200 | 204 |
| Maryland, State & Local Fac., GO, 2.00%, 3/1/14 | 400 | 403 |
| Maryland CDA, Residential, 3.55%, 3/1/14 | 500 | 506 |
| Maryland CDA, Residential, 3.90%, 9/1/13 | 100 | 100 |
| Maryland DOT, 4.00%, 9/1/13 | 1,085 | 1,085 |
| Maryland DOT, 4.00%, 2/15/14 | 200 | 203 |
| Maryland DOT, 5.00%, 5/1/14 | 185 | 191 |
| Maryland DOT, 5.00%, 5/1/14 | 2,960 | 3,054 |
| Maryland DOT, 5.00%, 5/1/14 | 150 | 155 |
| Maryland DOT, 5.50%, 2/1/14 | 775 | 792 |
| Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/14 | 150 | 155 |

**VARIABLE RATE DEMAND NOTES 59.5%**

| | | |
|---|---|---|
| Baltimore County, Quail Ridge Apartments, Multi-Family, VRDN 0.06%, 9/9/13 | 1,900 | 1,900 |
| Maryland CDA, Hopkins Village Apartments, Multi-Family, VRDN 0.06%, 9/9/13 | 3,000 | 3,000 |
| Maryland CDA, Kirkwood House Apartments, VRDN 0.06%, 9/9/13 | 5,000 | 5,000 |
| Maryland CDA, Residential, VRDN, 0.06%, 9/9/13 (1) | 4,810 | 4,810 |
| Maryland CDA, Residential, VRDN, 0.09%, 9/9/13 (1) | 400 | 400 |
| Maryland Economic Dev. Corp., Baltimore Symphony Endowment Trust, VRDN, 0.06%, 9/9/13 | 400 | 400 |
| Maryland Economic Dev. Corp., Chesapeake Bay Foundation VRDN, 0.06%, 9/9/13 | 1,225 | 1,225 |
| Maryland Economic Dev. Corp., Howard Hughes Medical Institute, VRDN, 0.04%, 9/9/13 | 1,900 | 1,900 |
| Maryland Economic Dev. Corp., Howard Hughes Medical Institute, VRDN, 0.05%, 9/9/13 | 3,950 | 3,950 |
| Maryland HHEFA, Johns Hopkins Univ., VRDN, 0.04%, 9/9/13 | 6,240 | 6,240 |
| Maryland HHEFA, Maryland Health Pool 85 A&B, VRDN 0.06%, 9/9/13 | 9,100 | 9,100 |
| Maryland HHEFA, Maryland Health Pool 85 A&B, VRDN 0.07%, 9/9/13 | 3,100 | 3,100 |
| Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.05%, 9/3/13 | 900 | 900 |
| Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.05%, 9/9/13 | 4,500 | 4,500 |
| Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.07%, 9/9/13 | 500 | 500 |
| Maryland Stadium Auth., Baltimore Convention Center, VRDN 0.05%, 9/9/13 | 2,175 | 2,175 |
| Maryland Stadium Auth., Football Stadium, VRDN 0.05%, 9/9/13 | 1,500 | 1,500 |
| Maryland Transportation Auth., BWI Airport, VRDN 0.07%, 9/9/13 (1) | 2,500 | 2,500 |

| | | |
|---|---|---|
| Montgomery County, GO, VRDN, 0.04%, 9/3/13 | 1,490 | 1,490 |
| Montgomery County Housing Opportunities Commission Multi-Family, VRDN, 0.08%, 9/9/13 | 5,085 | 5,085 |
| Montgomery County Housing Opportunities Commission Canterbury Apartments, VRDN, 0.07%, 9/9/13 | 850 | 850 |
| Montgomery County Housing Opportunities Commission Multi-Family, VRDN, 0.06%, 9/9/13 | 5,155 | 5,155 |
| Montgomery County Housing Opportunities Commission Oakfield Apartments, VRDN, 0.07%, 9/9/13 (1) | 9,350 | 9,350 |
| Washington Suburban Sanitary Dist., GO, VRDN, 0.06%, 9/9/13 | 1,700 | 1,700 |
| Total Variable Rate Demand Notes (Cost $76,730) | | 76,730 |
| **Total Investments in Securities** | | |
| **100.6% of Net Assets (Cost $129,734)** | | **$ 129,734** |

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Interest subject to alternative minimum tax
(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $6,800 and represents 5.3% of net assets.
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
COP Certificate of Participation
DOT Department of Transportation
GO General Obligation
HHEFA Health & Higher Educational Facility Authority
TECP Tax-Exempt Commercial Paper
VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.
VRTR Variable Rate Trust Receipt is a synthetic variable rate instrument which entitles the holder to sell the security to the special purpose trust that issued it (or to the trust's agent) at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end; and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund) is a diversified, open-end management investment company established by the trust. The fund commenced operations on March 30, 2001. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance On March 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value per share (NAV) is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On August 31, 2013, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At August 31, 2013, the cost of investments for federal income tax purposes was $129,734,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2013, the effective annual group fee rate was 0.30%.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended August 31, 2013, management fees waived and operating expenses reimbursed totaled $270,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2013, expenses incurred pursuant to these service agreements were $46,000 for Price Associates and $23,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board also noted that an arrangement is in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions resulting from management fee waivers) and the fund’s total expense ratio (after including reductions resulting from management fee waivers and expenses paid by the Advisor) were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2013